UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 11, 2007

FIRST WEST VIRGINIA BANCORP, INC.

(Exact name of registrant as specified in its charter)

West Virginia	1-13652	55-6051901
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1701 Warwood Avenue , Wheeling, West Virginia	26003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (304) 233-0060

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2007, the Board of Directors of First West Virginia Bancorp, Inc., (the “Company”) approved a change to the bylaws of the Company to comply with a new AMEX listing requirement that all listed companies become “Direct Registration System Eligible” (“DRS”) by January 1, 2008. To meet that requirement the Company must ensure that it permits book-entry ownership of its stock. Therefore, to facilitate this required change the Company has amended it bylaws effective as of December 31, 2007, to allow for book-entry ownership of the Company’s stock. A copy of the amendment made to the bylaws of the Company is attached as Exhibit 3.2 to this Current Report and is incorporated by reference herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

3.2	Amendment to Bylaws of First West Virginia Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

FIRST WEST VIRGINIA BANCORP, INC.

/s/ S.J. Dlesk
S.J. Dlesk
President and Chief Executive Officer

Date: December 11, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Amendment to Bylaws